Exhibit 99.1

Citi Investor Conference March 2016

[LOGO]

Disclosure Regarding Forward-looking Statements 3 Statements made in this presentation may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “should,” “expect,” “anticipate,” “estimate,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Reports on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Agenda Introduction & Leadership Team Investment Strategy Company Today Focus List Office Platform Roseland Residential Trust Portfolio Repositioning Financial Review Conclusion 4

Management Team Committed to Unlocking Value 5 Mitch Rudin CEO Mike DeMarco President Tony Krug CFO Gary Wagner General Counsel OFFICE Ricardo Cardoso CIO & EVP Chris DeLorenzo EVP of Leasing MULTI-FAMILY Marshall Tycher Chairman Andrew Marshall President and COO Leadership Team:

Investment Strategy 6 Management Team Committed to Unlocking Value Two class A platforms Capital program funded by multiple options: Selling non-core assets Expense savings Increased cash flow Incremental Leverage Disciplined capital allocation and balance sheet management Best in Class disclosure Drive NAV and EBITDA growth over the next 36 months

Company Today

Two platform company — office and multi-family with a focus on owning assets on the NJ Waterfront and other transit-based locations.

- $4.6 billion REIT publicly traded on NYSE ("CLI")
- 24.2 million sq. ft. of office in 30 submarkets
- Leased percentage for office 86.2%
- Substantial development opportunities for office
- 5,639 operating multi-family units, principally owned in joint ventures
- Apartment platform managed by Roseland Partners, acquired in 2012
- Leased percentage for multi-family 95.9%
- Pipeline of 12,000 multi-family units to be developed
- Sr. Unsecured Debt Ratings: Baa3/BBB-/BB+
- Fixed charge coverage ratio of 2.4x for 4Q 2015



333 Thornall Street, Edison, NJ
(Acquired 4Q 2015)



3 Sylvan Way, Parsippany, NJ
(Acquired 4Q 2015)



Harborside Plaza 5,
Jersey City, NJ



RiversEdge at Port Imperial, Weehawken, NJ

Source: Company filings as of December 31, 2015

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Focus List – Next 24 Months 8 Completed Staffing levels – reduced by 55 positions or $8M Cost of operations – reduced by $7.5M G&A expenses – reduced by $3M Extended credit facility and refinanced debt for savings – new 5-year term loan for $350M at 3.12%, closed in Jan ’16 First 12 – 18 Months (Balance Sheet / Capital Expenditures / Long-term Cash Flow) In 2016 – continue expense reductions as we reduce the size of the office platform Increase occupancy – 86.2% at 12/31/15 and project a clear path to 90% leased by year end 2016- 82.3% at 6/30/15 and 84.2% at 12/31/14 Continue to reduce credit costs – refinance opportunities in 2016 and 2017 Plan dispositions – $750M of assets - $400MM expected to close by 6/30/16 and $350MM by 10/31/16 Reposition assets to “A” quality – six major capital investment programs currently in place 24 Months (Long-Term Strategy Execution) 6. Capital allocation – we look for 6% annual yield and 11% IRR on all payouts 7. Correct markets to operate in – exiting NYC, DC, etc. 8. Funding and growth of the Roseland operations – in the market with Eastdil – projecting $350MM equity raise by 6/30/16

Reducing – Lower Net Debt to EBITDA Ratio 9 Multiple options to reduce Net Debt to EBITDA leverage ratio and reduce to a more conservative level. (a) 4Q 2015 Annualized EBITDA is calculated by taking 4Q 2015 EBITDA multiplied by 4. Ratio reflects Net Debt of $2,118,000 as of December 31, 2015. (b) Assumes successful equity raise for multi-family subsidiary, reducing Net Debt by $350 million with estimated proceeds. (c) Assumes successful lease up and expense savings, translating into estimated $22 million in increased EBITDA. (d) Assumes projects in construction at December 31, 2015 going into service and stabilizing at a 10% return on equity, translating into estimated $25 million in increased EBITDA. 7.73x 6.45x 6.10x 5.62x 4.00x 4.50x 5.00x 5.50x 6.00x 6.50x 7.00x 7.50x 8.00x 4Q15 Annualized EBITDA (a) RRT Projected Equity Raise (b) 4Q16 Guidance Annualized (c) New Stabilized Projects Out of CIP (d) NOTE: The chart reflects annualized pro forma results and does not reflect capital expenditures on development projects the Company expects to incur over the period. Net Debt to EBITDA Our changes over the next 24 months to improve leverage .

Addressing – 2017 Lease Expirations 10 2017 expirations total 3.6 million square feet (msf), or 18% of leased space Proactively engage significant tenants well in advance of expirations 1.4 million square feet does not expire until the fourth quarter 2017 Expect occupancy of approximately 89% at year-end 2016; at that level backfilling vacant space is manageable Approximately 30% of 2017 expirations are on the Waterfront (1.1 msf) Waterfront rents are trending higher, concession packages are trending less generous As of September 30, 2015, our 2017 expirations totaled 3.764 million square feet. During the fourth quarter this number was reduced by 173,392 square feet to 3.591 million square feet, as follows: Renewal of Vonage America at 23 Main Street in Holmdel (350,000) Expirations added through leasing transactions and early surrender 145,262 Expirations added through acquisition of 333 Thornall Street 31,346 (173,392) Approach to remaining 2017 expirations: 3.6 msf expiring (0.7) msf in properties we plan to sell (0.4) msf renewals we expect to finalize near-term in Core and Waterfront properties (0.8) msf remaining on Waterfront, with a growing backlog of tenant demand (0.7) msf Flex space, with historically high retention and occupancy rates 1.0 msf remaining in Core suburban properties The 1.0 million square feet within a Core suburban portfolio of 9.4 million square feet represents a manageable 10% rollover in 2017.

Market Supportive of Our Plan 11 Source: Bloomberg 3-7-2016 27.73% (7.00%) (25.00%) (15.00%) (5.00%) 5.00% 15.00% 25.00% 35.00% 45.00% 6/2/2015 3/4/2016 CLI vs FTSE NAREIT Index Stock Price Percentage Change Since 6 - 2 - 2015 CLI US Equity FNOFF Index CLI 6 - 2 - 15 $17.02 CLI 3 - 4 - 16 $21.74 FNOFF 3 - 4 - 16 $301.38 FNOFF 6 - 2 - 15 $324.06

Market Recognizing Relative Value 12 Source: Bloomberg 3-7-2016 27.73% 11.72% (5.81%) (16.81%) 5.97% (30.00%) (25.00%) (20.00%) (15.00%) (10.00%) (5.00%) 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 6/2/2015 3/4/2016 CLI vs Suburban Office Peers Stock Price Percentage Change Since 6 - 2 - 2015 CLI HIW BDN PKY OFC EQC CLI 3 - 4 - 16 $21.74 CLI 6 - 2 - 15 $17.02

Office Platform

Economic Incentives and Programs 14 Grow NJ Provides job-based tax credits for job creation and retention Tax credits of $5,000 to $9,750 per job / per year, for up to 10 years for new jobs to the state Limited to specific “Qualified Incentive Areas” Urban Transit Hub municipalities (“UTH”) ‘Mega-projects’ – logistics, manufacturing, energy, defense, or maritime businesses in a port district Distressed municipalities Projects in other priority areas Eligibility: Minimum 35 new jobs and/or 50 retained jobs for most commercial projects Example – New Tenant to Jersey City New jobs at 5 employees (EEs) per 1,000 sf density # of New EEs SF Starting Rental Rate Base Rent / Yr 60,000 $40 / sf $2,400,000 300 (2,400,000) Effective Rent after Incentive 0 Base Award (UTH) $5,000 Bonuses Within 0.5 miles of transit station $2,000 251-400 jobs 500 Targeted Industry 500 $8,000 per job / per year or $2,400,000 per year If occupancy is higher than 5 EEs per 1,000sf, the tenant receives the further benefit, which adds to their NOI Award based on targeted industry Tenant must commit to 1.5 years of term to qualify for 1 year of benefit Urban Transit Hub location Doesn’t include increases in fixed rent or additional rent payable under the lease Retention benefit could be substantially less than as illustrated

Current Portfolio 9.4 million sq. ft. of Core, 4.3 million sq. ft. of Waterfront, and 5.2 million sq. ft. of Flex Source: Company filings as of December 31, 2015 Core: Long-term hold properties in select suburban markets. Transit-based growth markets Waterfront: Office assets located on NJ Waterfront High quality class A assets in dynamic, transit-based markets Development rights for up to 1.7 MSF of office Flex: Non-office commercial assets, primarily office/flex properties Stable cash flows, over 90% occupancy, low capital costs Non-Core: Properties designated for eventual sale/disposition or repositioning Portfolio # of Properties Rentable square feet Square feet leased Percent leased Core 65 9,401,105 8,334,490 88.7% Waterfront 6 4,317,978 3,744,230 86.7% Flex 104 5,207,813 4,785,221 91.9% Non-Core 42 5,284,984 4,001,292 75.7% Totals 217 24,211,880 20,865,233 86.2% Portfolio (by % of Annualized Base Rent) 15 Waterfront 24.2% Core 41.6% Flex 13.0% Non - core 21.3%

Roseland Residential Trust

Roseland Residential Trust 1 17 Integrated and scalable platform Will execute development, construction, financing, and property management Put together one of the best teams in the business Build out and monetize geographically desirable land portfolio Strategic repurposing of select Mack-Cali office holdings to multi-family use Evaluate new marketplace development and acquisition opportunities Continuous growth of net asset value (1) Subsidiary created December 31, 2015 Continue to enhance transparency and disclosure

Roseland Portfolio Well Positioned 18 Highest Revenue Per Home Lowest Average Age, Highest Transit Orientation 0 $500 $1,000 $1,500 $2,000 $2,500 Revenue per Home Equity Residential Post Properties Camden Essex UDR Avalon Bay Roseland Source: Public company filings

Multi-Family Portfolio Overview 19 Roseland contributes significant value through the evolution of its development portfolio 2Q15 2016 2017 2018 (1) Includes 364 hotel keys. (2) We are actively exploring conversion alternatives to wholly owned or joint venture structures. Source: Roseland Supplemental as of December 31, 2015 Portfolio Growth (Units) Current Year-End 2015 Projected Year-End 2016 Operating 2,614 4,167 In-Construction (1) 2,568 3,292 Subordinated Interests (2) 3,025 2,654 Predevelopment and Future Communities 11,286 9,380 Total 19,493 19,493 4Q-15 2016 2017 2018 4Q-15 2016 2017 2018 4Q-15 2016 2017 2018 11,286 2,568 5,639 9,380 3,292 6,821 5,648 5,944 7,901 5,357 3,684 10,452 - 2,000 4,000 6,000 8,000 10,000 12,000 Future Development In-Construction Operating & Lease-Up

Multi-Family Ownership Evolution PORTFOLIO OWNERSHIP (UNITS) PORTFOLIO OWNERSHIP (CASH FLOW CONTRIBUTION ) 100% RRT will continue maximizing its ownership and economic participation on future communities while evaluating conversions of existing subordinated interests (for example, the January 5, 2016 conversion of The Chase at Overlook Ridge from a subordinated to wholly owned interest) Subordinated Joint Ventures Joint Ventures Consolidated Interests Source: Roseland Supplemental as of December 31, 2015 20 37% 38% 25% Current (4Q 2015) 96% 4% Original (4Q 2012) 9% 46% 45% Target (4Q 2018) 4% 9% 87% Current (4Q 2015) Original (4Q 2012) 1% 45% 54% Target (4Q 2018)

Portfolio Overview – In-Construction Assets 21 RRT has eight projects representing 2,204 apartments and 364 hotel keys in construction. We forecast approximately $387 million of value creation from these developments of which RRT’s share is approximately 80%. Value Creation Summary ($ in millions) Projected Average Yield 7.06% Projected NOI $66,382 Gross Value @ 5.00% Cap $1,327,640 Less: Projected Costs (940,325) Net Value Creation @ 100% $387,315 RRT Share @ 80% $309,852 Selected Project Profiles: Quarry Place at Tuckahoe 108 apartments Tuckahoe, NY Initial Occupancy: Q2 2016 Portside 5/6 296 apartments East Boston, MA Initial Occupancy: Q1 2018 Marriot Hotels at Port Imperial 364 keys Weehawken, NJ Initial Occupancy: Q1 2018 M2 at Marbella 311 apartments Jersey City, NJ Initial Occupancy: Q1 2016 Source: Roseland Supplemental as of December 31, 2015

Portfolio Overview – Repurposing Candidates 22 RRT is actively repurposing select Mack‐Cali office holdings to residential use, with the first construction start in 4Q 2015 (Signature Place at Morris Plains) and two scheduled starts: Signature Place at Morris Plains, NJ Apts: 197 Started: 4Q 2015 Bala Cynwyd, PA Apts: 206 Target Start: 2016 Short Hills, NJ Apts: 200 Target Start: 2017 RRT is seeking approvals on multiple additional repurposing developments, including 700 planned apartments owned by RRT and 1,332 Identified Repurposing candidates We anticipate repurposing activities will provide material value creation. For example, the Short Hills value creation is: Current office book basis: $4.1 million Via the rezoning process, Roseland has received approvals for the repurposing of 233 Canoe Brook Road and portions of Mack‐Cali’s 150 JFK Parkway surface parking lot, for 200 apartments (170 market‐rate) and 225 hotel keys The combined features of the hotel, luxury multi‐family, and 255,000 Class A Mack‐ Cali office will be one of the finest mixed‐use developments in the region As approved, the estimated value of the Short Hills repurposing is approximately: $23.1 million (net ~$19 million) Source: Roseland Supplemental as of December 31, 2015

Financial Highlights – 2016 Starts

MACK-CALI®

- As of December 31, 2015, RRT had a future development portfolio of approximately 11,286 apartments comprised of:
  - Predevelopment (1,906 apartments): Communities with likely starts through year-end 2016
  - Future Developments (9,380 apartments): Roseland owned/controlled future development sites, includes 1,332 apartments of Identified Repurposing communities

					Projected			
Predevelopment Communities	**Location**	**Apartments**	**Current Ownership**	**Scheduled Start**	**Costs**	**MC Capital**	**NOI**	**YIELD**
PI South - Building 11	Weehawken, NJ	295	50.00%	Q1 2016	$117,620	$38,145	$7,578	6.44%
Lofts at 40 Park	Morristown, NJ	59	25.00%	Q2 2016	17,924	3,223	1,163	6.49%
Conshohocken	Conshohocken, PA	310	100.00%	Q3 2016	85,932	17,600	5,192	6.04%
150 Monument Road (repurposing)	Bala Cynwyd, PA	206	100.00%	Q3 2016	53,952	18,883	3,394	6.29%
Freehold *(1)*	Freehold, NJ	400	100.00%	Q4 2016	96,687	33,841	6,204	6.42%
709 Chestnut *(1)*	Philadelphia, PA	273	75.00%	Q4 2016	116,007	37,603	7,072	6.10%
PI North - Building C	West New York, NJ	363	20.00%	Q4 2016	145,000	17,400	9,266	6.39%
Predevelopment Communities		**1,906**	**71.12%**		**$633,122**	**$166,694**	**$39,869**	**6.30%**

- 2016 starts are projected to generate approximately $164 million in value:

Value Creation Summary	
Projected Average Yield	6.30%
Projected NOI	$39,869
Gross Value @ 5.00% Cap	$797,380
Less: Projected Costs	(633,122)
Net Value Creation @ 100%	**$164,258**

Note:
(1) Roseland has a signed acquisition agreement, subject to certain conditions.

Source: Roseland Supplemental as of December 31, 2015

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Portfolio Repositioning

NJ Waterfront — A Long-Term Growth Opportunity To Create a True Live, Work, Play Neighborhood 25 Retail — Three contiguous blocks up to 200,000 sq. ft. Create a waterfront destination with spectacular Manhattan skyline views Add relevant retail, fitness, food concepts; and potential marina Estimated cost of $25 million to create at least $5 million of NOI Office — Attract the TAMI tenants to propel growth State of the art technology, abundant access to power, access to great transportation Ferry service running directly to the west side of Manhattan (five minutes), home to Google, Twitter, and others PATH / Hudson-Bergen Light Rail / Hoboken Train Terminal / Penn Station / Newark International Airport Residential Rental — Becoming the 6th borough of NYC Luxury rental homes with exceptional access to Manhattan 3,400 units operating or under construction today, ability to add 5,900 units 69-story, 763-unit URL® Harborside 1 multi-family tower under development

Harborside Today Retail Space of 100,000 sq. ft. 26

27 Proposed New Harborside Retail Space of 150,000 sq. ft.

Financial Review

Select Financial Information 29 As of and for the quarter ended: December 31, 2015 Total Market Equity $2.4BN Total Market Capitalization $4.6BN Total Debt $2.2BN Sr. Unsecured Debt Ratings (Moody’s/S&P/Fitch) Baa3/BBB-/BB+ Debt-to-Undepreciated Assets 39.0% Interest Coverage 2.9x Fixed Charge Coverage 2.4x Net Debt to Annualized EBITDA 7.7x Source: Company filings as of December 31, 2015

Source: Company filings as of and for the periods ended December 31st Mack-Cali Has Operated as an Investment Grade Company with Low Leverage and High Coverage Ratios 30 2.8x 3.2x 3.2x 2.9x 2.4x 2.9x 2.6x 3.1x 3.0x 2.6x 2.1x 2.4x 37.0% 33.6% 36.7% 39.9% 37.3% 39.0% 30.0% 32.0% 34.0% 36.0% 38.0% 40.0% 42.0% 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 2010 2011 2012 2013 2014 2015 Interest coverage Fixed charge coverage Debt/Undepreciated Assets

Earnings Guidance Assumptions as of February 24, 2016 31 2016 Revised Guidance 2016 Initial Guidance Metric Assumption Range ($ in millions) Assumption Range ($ in millions) Funds from Operations (FFO) per share $2.00 to $2.10 $2.00 to $2.10 OFFICE PORTFOLIO Occupancy (% Leased) at YE-2016 88.0% to 90.0% 86.5% to 87.5% Same Store GAAP NOI 5.0% to 6.0% 2.5% to 3.5% Same Store Cash NOI 1.5% to 2.5% 1.0% to 2.0% Straight-Line Rent Adjustment $16.0 to $18.0 $11.0 to $13.0 Dispositions $700.0 to $800.0 $400.0 to $500.0 Acquisitions Up to $600.0 $400.0 to $600.0 Base Building CapEx $45.0 to $50.0 $38.0 to $40.0 Non-Incremental Leasing CapEx $55.0 to $65.0 $60.0 to $65.0 Incremental (Space Vacant more than 1 yr) $40.0 to $50.0 $35.0 to $45.0 MULTI-FAMILY PORTFOLIO Development (Consolidated) $120.0 to $140.0 $110.0 to $130.0 Development (JV) $30.0 to $35.0 $60.0 to $80.0 Acquisitions $20.0 (completed) $20.0 CORPORATE G&A (Corporate) $34.0 to $37.0 $34.0 to $37.0 G&A (Multi-Family Subsidiary) $9.0 to $11.0 $9.0 to $11.0 Interest Expense $93.0 to $97.0 $96.0 to $100.0 Unsecured Debt Financing Completed $350 @ 3.12% in Jan. 2016 $300.0 Equity Financing $350.0 by 6/30/2016 $275.0 to $325.0

Sources and Uses of Funds as of February 24, 2016 32 2016 Range ($ in millions) Sources of Funds FFO Net of Straight-Line Rent $180 - $200 Office Sales Net Proceeds 700 - 800 Net Proceeds from Roseland Residential Equity Raise 325 - 375 Total Sources $1,205 - $1,375 Uses of Funds Base Bldg CapEx $45 - $50 Non-Incremental Costs 55 - 65 Incremental Leasing Costs 40 - 50 Office Acquisitions 500 - 600 Development Spending Net of Secured Debt 120 - 140 Net Investment in Unconsolidated Joint Ventures 30 - 35 Multi-Family Acquisitions Net of Secured Debt 20 - 20 Dividends / Distributions 60 - 60 Cash Available for Strategic Plan / Reduction of Net Debt 335 - 355 Total Uses $1,205 - $1,375

NAV Building Blocks Today 33 Source: Portfolio as of January 1, 2016 Current CAP RATE RANGE VALUE RANGE 2016 PROJECTED NOI LOW HIGH LOW HIGH COMMERCIAL NJ Waterfront 2016 Projected NOI $80.9 6.00% 6.50% $1,245 $1,348 NJ Waterfront 2017 Projected Income from Lease Up of Vacant Space 9.1 6.00% 6.50% 140 152 Flex 47.6 6.00% 6.50% 732 793 Core Suburban Office 116.4 7.50% 8.00% 1,455 1,552 Non-Core 56.9 7.50% 759 759 Office / Hotel Interests 100 125 Land – Harborside Plaza 4 84 84 CIP – Wegman’s 50 50 Commercial Land / CIP 20 30 TOTAL COMMERCIAL 4,585 4,893 MULTI-FAMILY (Gross Value before Debt) 1,300 1,300 GROSS ASSET VALUE 5,885 6,193 Less: Capped Value of Market Mgmt Fee (18.0) 7.50% (240) (240) Less: Debt / Other Liabilities (as of 12-31-15) (2,224) (2,224) NET ASSET VALUE $3,421 $3,729 NET ASSET VALUE per share (100.2MM Shares) $34.14 $37.22

Conclusion

Definitions 35 Average Revenue Per Home: Calculated as total apartment revenue for the year ended December 31, 2015, divided by the average percent occupied for the year ended December 31, 2015, divided by the number of units and divided by three. Percentage Leased: The percentage of units that are either currently occupied or vacant units leased for future occupancy. Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest. Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start. Future Development: Represents land inventory currently owned or controlled by the Company. Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy. In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities. Project Stabilization: Lease-Up communities that have achieved over 95 Percent Leased for six consecutive weeks. Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

Definitions 36 Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization. Joint Ventures: Joint ventures in which the Company invests capital alongside Joint Venture partners with contributions made in proportion to each member's ownership percentage. Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs. MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project. Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals. Net Asset Value (NAV): We consider NAV to be a useful metric for investors to estimate the fair value of the Roseland platform. The metric represents the net projected value of the Company’s interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company. Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses. Third Party Capital: Capital invested other than MCRC Capital. Operating Communities: Communities that have achieved Project Stabilization. Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion. .